UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2020

Nuveen

Closed-End Funds

JCE	Nuveen Core Equity Alpha Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen Core Equity Alpha Fund (JCE)

Semiannual Shareholder Report for the period ending June 30, 2020

The Nuveen Core Equity Alpha Fund (JCE) seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund uses to achieve this.

The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.2250 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.

When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer and a new school year and Northern Hemisphere flu season add new variables. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to €1.35 trillion from €750 billion and extended its duration to June 2021.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 24, 2020

Portfolio Managers’ Comments

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Fund is managed by Intech Investment Management LLC (Intech), an independently managed subsidiary of Janus Henderson Group plc. The portfolio management team is led by Dr. Adrian Banner, CEO/CIO and Vassilios Papathanakos, PhD.

The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. David A. Friar oversees this program.

Effective March 24, 2020, Jody Hrazanek is no longer a portfolio manager of the Fund.

During June 2020, the Board of Trustees of JCE approved certain changes to the Fund’s sub-advisory arrangements with NAM and Intech, subject to shareholder approval. If approved as proposed, NAM, which is currently responsible for managing the Fund’s options overwrite strategy, would also assume portfolio management responsibilities for the Fund’s equity portfolio. Further, the sub-advisory agreement with Intech, which is currently responsible for managing the Fund’s equity portfolio, would be terminated. The Board also approved changes to certain investment policies in connection with the hiring of NAM for the Fund’s equity portfolio.

Here the Intech team members, along with the NAM team, discusses their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S., have seen an uptick in infection rates after reopening. This may slow the recovery process and contribute to short-term market volatility in the meantime.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

How did the Fund perform during this six-month reporting period ended June 30, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2020. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2020 the Fund underperformed the S&P 500® Index, but outperformed the Blended Index.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2020?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from the stocks comprising the S&P 500®, using a proprietary mathematical process designed by Intech and also employs risk reduction techniques. Typically, the Fund’s equity portfolio will hold 150 – 450 stocks included in the S&P 500®.

The Fund also employs an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time by means of attempting to reduce volatility of the Fund’s returns relative to the returns of the S&P 500®. The Fund expects to write (sell) call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio. The goal of the Fund’s equity portfolio is to produce long-term returns in excess of the S&P 500® with an equal or lesser amount of risk.

Intech uses a mathematical process that attempts to capitalize on the random nature of stock price movements in the market. As such, Intech does not conduct traditional fundamental research. The Fund’s portfolio’s positioning is dictated by Intech’s optimization and reflects a diversified portfolio that is positioned to capture a future potential trading profit as the portfolio rebalances.

After a sharp sell-off during March 2020 amidst concerns over the global economic impact of the COVID-19 crisis, U.S. equity markets rebounded significantly later in the reporting period as governments around the globe began to loosen restrictions and investor sentiment improved. While still in negative territory for 2020, U.S. equity markets recovered most of the losses, which incurred during the first quarter on a year to date basis.

Intech uses a mathematical process that attempts to capitalize on the random nature of stock price movements in the market. As such, Intech does not conduct traditional fundamental research. The Fund’s portfolio’s positioning is dictated by our optimization and reflects a diversified portfolio that is positioned to capture a future potential trading profit as the portfolio rebalances.

The Fund faced headwinds from its positioning in the smaller names and adverse sector positioning relative to the S&P 500® Index during the reporting period. More specifically, an average underweight to information technology was a detractor as information technology was the strongest performing segment. From a stock specific standpoint, an average underweight to consumer discretionary holding Amazon.com and information technology sectors holdings Microsoft Corp and Apple Inc. were the three biggest detractors during the reporting period.

While overall active sector positioning detracted during the reporting period, the Fund’s strategy benefited from an overweight to the health care and consumer discretionary sectors during the reporting period. The three biggest contributors to the portfolio’s relative performance were an average overweight to health care sector holding, Regeneron Pharmaceuticals Inc., as well as an underweight to financial sector holding JPMorgan Chase & Co. and having no exposure to financial sector holding Berkshire Hathaway.

As mentioned previously, the Fund also wrote call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio. During the reporting period, the Fund wrote call options on the Russell 2000® Index. Unlike other indexes, the Russell 2000® Index had periods of flat performance in January 2020 and the beginning of February 2020. As a result, the Fund retained more option premium. However, the Russell 2000® Index rallied sharply during the second quarter, returning 25.42%. As a result, the Fund collected less premium income as it was an unfavorable environment for writing options on the Russell 2000® Index. As a result, the option strategy detracted from performance overall.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Fund’s most current distribution information as of May 31, 2020 as required by certain exempted regulatory relief the Fund has received.

Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF MAY 31, 2020

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund may in certain periods distribute more than its income and net realized capital gains, and the Fund currently estimates that it has done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of May 31, 2020

		Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
JCE (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Current Quarter	$0.2250	$0.0295	$0.1955	$0.0000	$0.0000	13.1%	86.9%	0.0%	0.0%
Fiscal YTD	$0.4750	$0.0622	$0.4128	$0.0000	$0.0000	13.1%	86.9%	0.0%	0.0%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding JCE’s distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of May 31, 2020

				Annualized		Cumulative
JCE (FYE 12/31) Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
Mar 2007	$0.2250	$0.4750	$13.46	5.98%	7.06%	(8.48)%	3.53%

[1]	As a percentage of 5/29/20 NAV.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, the Fund was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (“Shelf Offering”). Under this program the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, the Fund was authorized to issue additional shares as shown in the accompanying table.

JCE
Additional authorized common shares	1,600,000

During the current reporting period, the Fund sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

JCE
Common shares sold through shelf offering	708
Weighted average premium to NAV per common share sold	1.03%

Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offering and the Fund’s transactions.

Common Share Information (continued)

COMMON SHARE REPURCHASES

During August 2020 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JCE
Common shares cumulatively repurchased and retired	449,800
Common shares authorized for repurchase	1,600,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JCE
Common share NAV	$13.30
Common share price	$12.20
Premium/(Discount) to NAV	(8.27)%
6-month average premium/(discount) to NAV	(5.70)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Core Equity Alpha Fund (JCE)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JCE.

JCE	Nuveen Core Equity Alpha Fund Performance Overview and Holding Summaries as of June 30, 2020

Refer to Glossary of Terms Used in this Report for further definition of terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JCE at Common Share NAV	(8.04)%	(1.41)%	6.54%	11.85%
JCE at Common Share Price	(13.09)%	(6.36)%	6.76%	11.76%
Blended Index[1]	(9.10)%	(1.93)%	6.78%	10.17%
S&P 500® Index	(3.08)%	7.51%	10.73%	13.99%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The Blended Index consists of: 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/write Index(BXM).

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Health Care Equipment & Supplies	6.3%
Software	5.9%
Semiconductors & Semiconductor Equipment	5.4%
Capital Markets	5.2%
Biotechnology	5.1%
Pharmaceuticals	4.4%
Specialty Retail	4.3%
IT Services	4.2%
Health Care Providers & Services	3.9%
Equity Real Estate Investment Trusts	3.6%
Chemicals	3.5%
Technology Hardware, Storage & Peripherals	3.4%
Food Products	3.3%
Banks	3.2%
Insurance	2.8%
Multiline Retail	2.6%
Food & Staples Retailing	2.6%
Electric Utilities	2.5%
Machinery	2.4%
Road & Rail	2.3%
Oil, Gas & Consumable Fuels	1.7%
Electronic Equipment, Instruments & Components	1.7%
Other	19.1%
Repurchase Agreements	0.6%
Total	100%

Top Five Issuers

(% of total investments)

Microsoft Corp	2.5%
Apple Inc	2.0%
AbbVie Inc	1.7%
Sherwin-Williams Co	1.6%
Bristol-Myers Squibb Co	1.5%

Shareholder Meeting Report

The annual meeting of shareholders, originally scheduled to be held on April 8, 2020 in person, was postponed to April 22, 2020 for JCE. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

JCE
Common Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	14,045,596
Withhold	545,908
Total	14,591,504
Terence J. Toth
For	14,054,339
Withhold	537,165
Total	14,591,504
Robert L. Young
For	14,067,580
Withhold	523,924
Total	14,591,504

JCE	Nuveen Core Equity Alpha Fund Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 0.3%

13,338	Howmet Aerospace Inc	$211,407
208	Huntington Ingalls Industries Inc	36,294
55	L3Harris Technologies Inc	9,332
369	Northrop Grumman Corp	113,445
641	TransDigm Group Inc, (2)	283,354
	Total Aerospace & Defense	653,832

	Air Freight & Logistics – 0.3%

2,932	CH Robinson Worldwide Inc	231,804
4,172	Expeditors International of Washington Inc	317,239
1,247	United Parcel Service Inc	138,641
	Total Air Freight & Logistics	687,684

	Airlines – 0.1%

9,117	Southwest Airlines Co	311,619

	Banks – 3.2%

14,375	Bank of America Corp	341,406
9,920	First Republic Bank/CA	1,051,421
55,500	Huntington Bancshares Inc/OH, (3)	501,443
4,990	JPMorgan Chase & Co	469,359
12,654	KeyCorp	154,126
18,310	PNC Financial Services Group Inc	1,926,395
59,374	Regions Financial Corp, (3)	660,239
377	SVB Financial Group, (2)	81,255
15,717	Truist Financial Corp	590,173
9,986	US Bancorp	367,685
10,622	Wells Fargo & Co	271,923
10,669	Zions Bancorp NA	362,746
	Total Banks	6,778,171

	Beverages – 0.7%

20,178	Brown-Forman Corp	1,284,532
2,026	Molson Coors Beverage Co	69,613
1,191	Monster Beverage Corp, (2)	82,560
	Total Beverages	1,436,705

	Biotechnology – 5.1%

36,893	AbbVie Inc	3,622,155
2,884	Alexion Pharmaceuticals Inc, (2)	323,700
12,824	Amgen Inc	3,024,669
513	Biogen Inc, (2)	137,253
3,482	Regeneron Pharmaceuticals Inc, (2)	2,171,549
5,625	Vertex Pharmaceuticals Inc, (2)	1,632,994
	Total Biotechnology	10,912,320

	Building Products – 1.0%

2,824	A O Smith Corp	133,067
3,666	Allegion plc	374,739
4,170	Fortune Brands Home & Security Inc	266,588
26,057	Masco Corp	1,308,322
937	Trane Technologies PLC	83,374
	Total Building Products	2,166,090

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	Capital Markets – 5.2%

10,776	Bank of New York Mellon Corp	$416,492
3,150	Cboe Global Markets Inc	293,832
8,513	Charles Schwab Corp	287,229
7,613	CME Group Inc	1,237,417
1,571	E*TRADE Financial Corp	78,126
7,944	Intercontinental Exchange Inc	727,670
928	MarketAxess Holdings Inc	464,854
3,683	Moody’s Corp	1,011,831
19,636	Morgan Stanley	948,419
1,813	MSCI Inc	605,216
2,020	Nasdaq Inc	241,329
5,854	Northern Trust Corp	464,456
3,822	S&P Global Inc	1,259,273
28,070	State Street Corp	1,783,848
10,937	T Rowe Price Group Inc	1,350,719
	Total Capital Markets	11,170,711

	Chemicals – 3.5%

6,281	Celanese Corp	542,302
15,414	Corteva Inc	412,941
10,218	FMC Corp	1,017,917
1,813	International Flavors & Fragrances Inc	222,020
17,373	PPG Industries Inc	1,842,580
5,987	Sherwin-Williams Co	3,459,588
	Total Chemicals	7,497,348

	Commercial Services & Supplies – 0.8%

1,517	Cintas Corp	404,068
5,462	Copart Inc, (2)	454,821
5,250	Republic Services Inc	430,762
10,277	Rollins Inc	435,642
644	Waste Management Inc	68,206
	Total Commercial Services & Supplies	1,793,499

	Communications Equipment – 0.5%

1,388	Arista Networks Inc, (2)	291,522
311	F5 Networks Inc, (2)	43,378
10,162	Juniper Networks Inc	232,303
3,002	Motorola Solutions Inc	420,670
	Total Communications Equipment	987,873

	Construction & Engineering – 0.0%

1,038	Jacobs Engineering Group Inc	88,022

	Construction Materials – 0.5%

5,469	Martin Marietta Materials Inc	1,129,731

	Containers & Packaging – 0.7%

2,185	Avery Dennison Corp	249,287
10,306	Packaging Corp of America	1,028,539
6,931	Westrock Co	195,870
	Total Containers & Packaging	1,473,696

	Diversified Telecommunication Services – 0.4%

5,587	AT&T Inc	168,895
11,825	CenturyLink Inc	118,605
11,639	Verizon Communications Inc	641,658
	Total Diversified Telecommunication Services	929,158

	Electric Utilities – 2.6%

1,986	Alliant Energy Corp	95,010
9,574	Entergy Corp	898,137
29,219	FirstEnergy Corp	1,133,113

Shares	Description (1)	Value

	Electric Utilities (continued)

10,107	NextEra Energy Inc	$2,427,398
34,641	PPL Corp	895,124
	Total Electric Utilities	5,448,782

	Electrical Equipment – 1.5%

9,607	AMETEK Inc	858,578
8,553	Eaton Corp PLC	748,216
17,428	Emerson Electric Co	1,081,059
2,450	Rockwell Automation Inc	521,850
	Total Electrical Equipment	3,209,703

	Electronic Equipment, Instruments & Components – 1.7%

21,705	Amphenol Corp	2,079,556
2,587	IPG Photonics Corp, (2)	414,929
4,832	Keysight Technologies Inc, (2)	486,969
2,572	Zebra Technologies Corp, (2)	658,303
	Total Electronic Equipment, Instruments & Components	3,639,757

	Entertainment – 1.4%

22,991	Activision Blizzard Inc	1,745,017
6,813	Electronic Arts Inc, (2)	899,656
2,496	Take-Two Interactive Software Inc, (2)	348,367
	Total Entertainment	2,993,040

	Equity Real Estate Investment Trust – 3.7%

4,358	Alexandria Real Estate Equities Inc	707,086
1,382	Apartment Investment and Management Co	52,018
1,605	Digital Realty Trust Inc	228,087
8,801	Duke Realty Corp	311,467
2,057	Equinix Inc	1,444,631
10,300	Equity Residential	605,846
28,350	Kimco Realty Corp	364,014
6,700	Mid-America Apartment Communities Inc	768,289
15,206	Prologis Inc, (3)	1,419,176
14,946	Realty Income Corp	889,287
1,000	Vornado Realty Trust	38,210
42,379	Weyerhaeuser Co	951,832
	Total Equity Real Estate Investment Trust	7,779,943

	Food & Staples Retailing – 2.6%

6,932	Costco Wholesale Corp	2,101,852
31,012	Kroger Co, (3)	1,049,756
33,272	Sysco Corp, (3)	1,818,647
4,283	Walgreens Boots Alliance Inc	181,556
2,779	Walmart Inc	332,869
	Total Food & Staples Retailing	5,484,680

	Food Products – 3.3%

51,340	Archer-Daniels-Midland Co, (3)	2,048,466
16,277	Campbell Soup Co	807,828
2,053	Conagra Brands Inc	72,204
1,610	General Mills Inc	99,256
481	Hershey Co	62,347
15,710	Hormel Foods Corp	758,322
2,231	J M Smucker Co	236,062
14,035	Kellogg Co	927,152
14,800	Lamb Weston Holdings Inc	946,164
5,653	McCormick & Co Inc/MD	1,014,205
	Total Food Products	6,972,006

	Health Care Equipment & Supplies – 6.3%

5,720	Abbott Laboratories, (3)	522,980
610	ABIOMED Inc, (2)	147,352

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

3,584	Align Technology Inc, (2)	$983,593
34,300	Baxter International Inc, (3)	2,953,230
2,418	Becton Dickinson and Co, (3)	578,555
2,480	Boston Scientific Corp, (2)	87,073
323	Cooper Cos Inc	91,616
1,454	DENTSPLY SIRONA Inc	64,063
20,346	Edwards Lifesciences Corp, (2)	1,406,112
8,866	Hologic Inc, (2)	505,362
5,484	Intuitive Surgical Inc, (2)	3,124,948
8,708	Medtronic PLC	798,523
4,600	ResMed Inc	883,200
187	Teleflex Inc	68,064
630	Varian Medical Systems Inc, (2)	77,188
10,021	Zimmer Biomet Holdings Inc	1,196,106
	Total Health Care Equipment & Supplies	13,487,965

	Health Care Providers & Services – 3.9%

4,016	AmerisourceBergen Corp	404,692
8,365	Cardinal Health Inc	436,569
12,962	Centene Corp, (2), (3)	823,735
1,625	Cigna Corp	304,931
32,234	CVS Health Corp, (3)	2,094,243
5,455	DaVita Inc, (2)	431,709
15,120	HCA Inc, (3)	1,467,547
4,125	Henry Schein Inc, (2)	240,859
5,310	Humana Inc	2,058,953
	Total Health Care Providers & Services	8,263,238

	Hotels, Restaurants & Leisure – 1.2%

1,275	Chipotle Mexican Grill Inc, (2)	1,341,759
8,366	Hilton Worldwide Holdings Inc	614,483
2,296	Las Vegas Sands Corp	104,560
28,660	MGM Resorts International	481,488
	Total Hotels, Restaurants & Leisure	2,542,290

	Household Durables – 0.6%

6,196	Garmin Ltd	604,110
41,587	Newell Brands Inc	660,402
1,641	PulteGroup Inc	55,843
	Total Household Durables	1,320,355

	Household Products – 0.6%

5,498	Church & Dwight Co Inc, (3)	424,995
2,461	Clorox Co	539,870
1,084	Colgate-Palmolive Co	79,414
1,855	Procter & Gamble Co	221,802
	Total Household Products	1,266,081

	Independent Power & Renewable Electricity Producers – 1.0%

104,498	AES Corp, (3)	1,514,176
19,380	NRG Energy Inc, (3)	631,013
	Total Independent Power & Renewable Electricity Producers	2,145,189

	Industrial Conglomerates – 0.0%

175	Roper Technologies Inc	67,946

	Insurance – 2.8%

14,600	Aflac Inc	526,038
4,783	Allstate Corp	463,903
1,274	Aon PLC	245,372
9,987	Arthur J Gallagher & Co	973,633
6,281	Assurant Inc	648,765
7,781	Cincinnati Financial Corp	498,217
1,877	Everest Re Group Ltd	387,037

Shares	Description (1)	Value

	Insurance (continued)

17,290	Globe Life Inc	$1,283,437
10,839	Hartford Financial Services Group Inc	417,844
2,183	Loews Corp	74,855
590	Marsh & McLennan Cos Inc	63,348
4,720	Progressive Corp	378,119
	Total Insurance	5,960,568

	Internet & Direct Marketing Retail – 0.7%

547	Amazoncom Inc, (2)	1,509,075

	IT Services – 4.2%

5,311	Accenture PLC	1,140,378
3,757	Akamai Technologies Inc, (2)	402,337
8,685	Automatic Data Processing Inc	1,293,109
1,404	Broadridge Financial Solutions Inc	177,171
6,500	Fiserv Inc, (2)	634,530
994	FleetCor Technologies Inc, (2)	250,021
7,000	Gartner Inc, (2)	849,310
2,026	Jack Henry & Associates Inc	372,845
5,061	Mastercard Inc	1,496,538
15,000	Paychex Inc	1,136,250
1,899	VeriSign Inc, (2)	392,770
34,207	Western Union Co	739,555
	Total IT Services	8,884,814

	Life Sciences Tools & Services – 0.9%

4,110	Agilent Technologies Inc	363,201
3,148	Illumina Inc, (2)	1,165,862
61	Mettler-Toledo International Inc, (2)	49,138
147	Thermo Fisher Scientific Inc	53,264
1,135	Waters Corp, (2)	204,754
	Total Life Sciences Tools & Services	1,836,219

	Machinery – 2.4%

3,938	Cummins Inc	682,298
6,538	Deere & Co	1,027,447
4,968	Dover Corp	479,710
744	IDEX Corp	117,582
2,791	Illinois Tool Works Inc	488,006
9,804	PACCAR Inc	733,829
3,002	Parker-Hannifin Corp	550,177
16,387	Pentair PLC	622,542
2,795	Snap-on Inc	387,135
	Total Machinery	5,088,726

	Media – 1.1%

3,366	Charter Communications Inc, (2)	1,716,795
3,682	Discovery Inc, (2)	77,690
11,970	Discovery Inc, (2), (3)	230,542
21,280	News Corp	252,381
2,386	Omnicom Group Inc	130,275
	Total Media	2,407,683

	Metals & Mining – 0.1%

2,245	Newmont Corp	138,606

	Multiline Retail – 2.6%

12,532	Dollar General Corp	2,387,471
7,529	Dollar Tree Inc, (2)	697,788
20,549	Target Corp	2,464,442
	Total Multiline Retail	5,549,701

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	Multi-Utilities – 0.3%

4,958	CMS Energy Corp	$289,646
3,670	Dominion Energy Inc	297,931
909	Public Service Enterprise Group Inc	44,686
906	WEC Energy Group Inc	79,411
	Total Multi-Utilities	711,674

	Oil, Gas & Consumable Fuels – 1.7%

6,266	Cabot Oil & Gas Corp	107,650
53,900	Kinder Morgan Inc, (3)	817,663
11,664	Marathon Oil Corp	71,384
18,986	Phillips 66	1,365,093
22,000	Valero Energy Corp	1,294,040
	Total Oil, Gas & Consumable Fuels	3,655,830

	Personal Products – 0.2%

2,199	Estee Lauder Cos Inc	414,907

	Pharmaceuticals – 4.4%

54,720	Bristol-Myers Squibb Co, (3)	3,217,536
9,750	Eli Lilly and Co	1,600,755
24,471	Merck & Co Inc	1,892,342
33,493	Mylan NV, (2)	538,568
9,788	Perrigo Co PLC	540,983
11,427	Zoetis Inc	1,565,956
	Total Pharmaceuticals	9,356,140

	Professional Services – 1.2%

23,327	IHS Markit Ltd	1,761,189
11,620	Nielsen Holdings PLC	172,673
1,113	Robert Half International Inc	58,800
2,791	Verisk Analytics Inc	475,028
	Total Professional Services	2,467,690

	Real Estate Management & Development – 0.1%

6,394	CBRE Group Inc, (2)	289,137

	Road & Rail – 2.4%

27,055	CSX Corp, (3)	1,886,816
11,599	JB Hunt Transport Services Inc	1,395,823
4,411	Kansas City Southern	658,518
6,286	Old Dominion Freight Line Inc	1,066,043
	Total Road & Rail	5,007,200

	Semiconductors & Semiconductor Equipment – 5.5%

8,727	Advanced Micro Devices Inc, (2), (3)	459,128
1,100	Analog Devices Inc	134,904
6,910	Applied Materials Inc	417,710
11,726	KLA Corp	2,280,473
6,096	Lam Research Corp	1,971,812
3,487	Maxim Integrated Products Inc	211,347
636	Microchip Technology Inc	66,977
21,397	Micron Technology Inc, (2)	1,102,373
12,903	Qorvo Inc, (2)	1,426,169
9,540	QUALCOMM Inc	870,143
13,362	Skyworks Solutions Inc	1,708,465
3,324	Texas Instruments Inc	422,048
5,806	Xilinx Inc	571,252
	Total Semiconductors & Semiconductor Equipment	11,642,801

	Software – 5.9%

7,994	ANSYS Inc, (2)	2,332,090
2,770	Cadence Design Systems Inc, (2)	265,809
10,498	Citrix Systems Inc	1,552,759

Shares	Description (1)	Value

	Software (continued)

13,300	Fortinet Inc, (2)	$1,825,691
605	Intuit Inc	179,195
26,415	Microsoft Corp	5,375,717
21,567	NortonLifeLock Inc	427,673
1,696	salesforcecom Inc, (2)	317,712
1,236	Synopsys Inc, (2)	241,020
	Total Software	12,517,666

	Specialty Retail – 4.3%

1,131	AutoZone Inc, (2)	1,275,904
8,876	Best Buy Co Inc	774,608
5,545	O’Reilly Automotive Inc, (2)	2,338,160
20,018	Ross Stores Inc, (3)	1,706,334
2,802	Tiffany & Co	341,676
49,055	TJX Cos Inc, (3)	2,480,221
1,776	Tractor Supply Co	234,059
	Total Specialty Retail	9,150,962

	Technology Hardware, Storage & Peripherals – 3.4%

11,642	Apple Inc	4,247,002
21,900	NetApp Inc	971,703
27,063	Seagate Technology PLC	1,310,120
16,514	Western Digital Corp	729,093
	Total Technology Hardware, Storage & Peripherals	7,257,918

	Textiles, Apparel & Luxury Goods – 1.7%

15,385	Hanesbrands Inc	173,697
18,544	NIKE Inc	1,818,239
25,300	VF Corp	1,541,782
	Total Textiles, Apparel & Luxury Goods	3,533,718

	Trading Companies & Distributors – 1.1%

10,596	Fastenal Co	453,933
2,324	United Rentals Inc, (2)	346,369
5,000	WW Grainger Inc	1,570,800
	Total Trading Companies & Distributors	2,371,102

	Wireless Telecommunication Services – 0.0%

538	T-Mobile US Inc, (2)	56,033
	Total Common Stocks (cost $193,028,337)	212,445,604

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

	Wireless Telecommunication Services – 0.0%

2,564	T-Mobile US Inc	$431
	Total Common Stock Rights (cost $949)	431
	Total Long-Term Investments (cost $193,029,286)	212,446,035

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.6%

	REPURCHASE AGREEMENTS – 0.6%

$1,358	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $1,357,916, collateralized by $1,182,100, U.S. Treasury Notes, 0.625%, due 1/15/26, value $1,385,187	0.000%	7/01/20	$1,357,916
	Total Short-Term Investments (cost $1,357,916)			1,357,916
	Total Investments (cost $194,387,202) – 100.3%			213,803,951
	Other Assets Less Liabilities – (0.3)% (4)			(581,682)
	Net Assets Applicable to Common Shares – 100%			$213,222,269

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Russell 2000® Index	Call	(425)	$(63,750,000)	$1,500	7/17/20	$(616,250)
Total Options Written (premiums received $1,125,723)		(425)	$(63,750,000)			$(616,250)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2020

(Unaudited)

Assets
Long-term investments, at value (cost $193,029,286)	$212,446,035
Short-term investments, at value (cost approximates value)	1,357,916
Cash	1,174
Receivable for:
Dividends	201,765
Investments sold	3,584,532
Other assets	36,292
Total assets	217,627,714
Liabilities
Options written, at value (premiums received $1,125,723)	616,250
Payable for dividends	3,528,456
Accrued expenses:
Management fees	159,568
Trustees fees	33,053
Other	68,118
Total liabilities	4,405,445
Net Assets applicable to common shares	$213,222,269
Common shares outstanding	16,029,281
Net asset value (“NAV”) per common share outstanding	$13.30
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$160,293
Paid-in-surplus	191,935,131
Total distributable earnings	21,126,845
Net assets applicable to common shares	$213,222,269
Authorized common shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2020

(Unaudited)

Investment Income
Dividends	$2,219,405
Interest	1,857
Total Investment Income	2,221,262
Expenses
Management fees	975,504
Custodian fees	32,397
Trustees fees	2,445
Professional fees	55,477
Shareholder reporting expenses	41,876
Shareholder servicing agent fees	94
Stock exchange listing fees	3,300
Investor relations expenses	19,219
Shelf Offering expenses	255,245
Other	23,048
Total expenses before fee waiver/expense reimbursement	1,408,605
Fee waiver/expense reimbursement	(127,623)
Net expenses	1,280,982
Net investment income (loss)	940,280
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	13,667,220
Options written	(5,696,385)
Change in net unrealized appreciation (depreciation) of:
Investments	(29,855,606)
Options written	747,489
Net realized and unrealized gain (loss)	(21,137,282)
Net increase (decrease) in net assets applicable to common shares from operations	$(20,197,002)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$940,280	$1,479,283
Net realized gain (loss) from:
Investments	13,667,220	4,366,627
Options written	(5,696,385)	(1,544,346)
Change in net unrealized appreciation (depreciation) of:
Investments	(29,855,606)	49,648,637
Options written	747,489	(219,260)
Net increase (decrease) in net assets applicable to common shares from operations	(20,197,002)	53,730,941
Distributions to Common Shareholders
Dividends	(7,613,908)	(10,357,203)
Return of capital	—	(5,671,370)
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,613,908)	(16,028,573)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	9,093	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	9,093	—
Net increase (decrease) in net assets applicable to common shares	(27,801,817)	37,702,368
Net assets applicable to common shares at the beginning of period	241,024,086	203,321,718
Net assets applicable to common shares at the end of period	$213,222,269	$241,024,086

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Premium Per Share Sold through Shelf Offering	Ending NAV	Ending Share Price
Year Ended 12/31:
2020(e)	$15.04	$0.06	$(1.32)	$(1.26)	$(0.48)	$—	$—	$(0.48)	$—	*	$—	$13.30	$12.20
2019	12.68	0.09	3.27	3.36	(0.10)	(0.55)	(0.35)	(1.00)	—		—	15.04	14.62
2018	14.76	0.07	(1.04)	(0.97)	(0.07)	(1.04)	—	(1.11)	—		—	12.68	12.03
2017	14.27	0.18	2.84	3.02	(0.17)	(2.36)	—	(2.53)	—		—	14.76	14.60
2016	14.93	0.13	0.35	0.48	(0.13)	(0.44)	(0.57)	(1.14)	—		—	14.27	13.08
2015	17.49	0.09	0.10	0.19	(0.10)	(2.65)	—	(2.75)	—		—	14.93	14.27

		Common Share Supplemental Data/ Ratio Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(8.04)%	(13.09)%	$213,222	1.19	%**	0.87	%**	65%
26.96	30.26	241,024	1.01		0.64		35
(7.17)	(10.86)	203,322	1.01		0.47		121
21.72	31.85	236,475	1.02		1.18		159
3.25	(0.41)	228,600	1.03		0.87		110
1.64	(1.70)	239,280	1.03		0.54		93

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)

During the period ended June 30, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
	Expenses	Net Investment Income (Loss)
Year Ended 12/31:
2020	1.31%**	0.76%**

(e)	For the six months ended June 30, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

Nuveen Core Equity Alpha Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JCE.” The Fund was organized as a Massachusetts business trust on January 9, 2007.

The end of the reporting period for the Fund is June 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Intech Investment Management LLC (“Intech”), an independently managed indirect subsidiary of Janus Henderson Group plc., and Nuveen Asset Management, LLC, (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Intech manages the Fund’s investment portfolio, while NAM manages the Fund’s investments in option contracts.

During the current fiscal period, the Fund’s Board of Trustees (the “Board”) approved certain changes to the Fund’s sub-advisory arrangements with NAM and Intech, which are subject to shareholder approval. If approved as proposed, NAM, which is currently responsible for managing the Fund’s options overwrite strategy, would also assume portfolio management responsibilities for the Fund’s equity portfolio. Further, the sub-advisory agreement with Intech, which is currently responsible for managing the Fund’s equity portfolio, would be terminated. The Board also approved changes to certain investment policies in connection with the hiring of NAM for the Fund’s equity portfolio.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Notes to Financial Statements (continued)

(Unaudited)

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE, and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$212,445,604	$—	$—	$212,445,604
Common Stock Rights	431	—	—	431

Short-Term Investments:
Repurchase Agreements	—	1,357,916	—	1,357,916

Investments in Derivatives:
Options Written	(616,250)	—	—	(616,250)
Total	$211,829,785	$1,357,916	$—	$213,187,701
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,357,916	$(1,357,916)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period aggregated $140,779,826 and $151,200,742, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Notes to Financial Statements (continued)

(Unaudited)

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(64,716,667)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(616,250)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$(5,696,385)	$747,489

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

The Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	Six Months Ended 6/30/20	Year Ended 12/31/19
Additional authorized common shares	1,600,000	1,600,000	*
Common shares sold	708	—
Offering proceeds, net of offerings cost	9,093	—
*	Represents additional authorized common shares for the period February 25, 2019 through December 31, 2019.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Common Shares Transactions

Transactions in common shares during the Fund’s current and prior fiscal perios were as follows:

	Six Months Ended 6/30/20	Year Ended 12/31/20
Common shares sold through shelf offering	708	—
Weighted average premium to NAV per shelf offering common share sold	1.03%	—%

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$193,857,288
Gross unrealized:
Appreciation	$32,542,441
Depreciation	(13,212,028)
Net unrealized appreciation (depreciation) of investments	$19,330,413

Notes to Financial Statements (continued)

(Unaudited)

Permanent differences, primarily due to distribution reallocations, resulted in reclassifications among the Fund’s components of common shares net assets as of December 31, 2019, the Fund’s last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—
The tax character of distributions paid during the Fund’s last tax year ended December 31, 2019 was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$1,559,550
Distributions from net long-term capital gains	8,797,653
Return of capital	5,671,370
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:
Post-October capital losses[2]	$215,930
Late-year ordinary losses[3]	—
[2]	Capital losses incurred from November 1, 2019 through December 31, 2019, the Fund’s last tax year end.
[3]	Specified losses incurred from November 1, 2019 through December 31, 2019.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7500%
For the next $500 million	0.7250
For the next $500 million	0.7000
For the next $500 million	0.6750
For managed assets over $2 billion	0.6500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2020, the complex-level fee for the Fund was 0.1582%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Additional Fund Information

Board of Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Matthew Thornton III has been appointed to the Board of Trustees effective November 16, 2020.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JCE
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

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Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

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Blended Index: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/write Index(BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

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Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

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Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

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Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

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I.	Annual Review of Advisory Agreements

At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (the “Sub-Advisory Agreements”) with each of Nuveen Asset Management, LLC (“NAM”) and Intech Investment Management LLC (“Intech,” and NAM and Intech are each a “Sub-Adviser”) pursuant to which the Sub-Advisers serve as the investment sub-advisers to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreements on an annual basis. The Investment Management Agreement and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board

Annual Investment Management Agreement Approval Process (continued)

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recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and each Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the Fund.

With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.

The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

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Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

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Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

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Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;

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Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

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Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

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Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

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Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and

•	with respect specifically to closed-end funds, such initiatives also included:

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Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return

Annual Investment Management Agreement Approval Process (continued)

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programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the respective Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the Nuveen fund(s) sub-advised by the respective Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the respective Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of the sleeve of the Fund sub-advised by Intech for the quarter, one-, three- and five-year periods ending December 31, 2019, as well as performance information reflecting the first quarter of 2020. For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.

In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that although the Fund’s performance was below its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the first quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period. With the market decline in the first quarter of 2020, the Board also noted that although the Fund’s performance was below its benchmark for the one-, three- and five-year periods ended March 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods ended March 31, 2020. In considering performance, the Board recognized that the Performance Peer Group was classified as low for relevancy. The Board considered the factors that contributed to the Fund’s relative underperformance compared to its benchmark and the steps the Adviser had taken or was considering to address performance issues. The Board noted that it would continue to monitor the Fund and evaluate proposals to enhance performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable

Annual Investment Management Agreement Approval Process (continued)

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universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.

With respect to the Sub-Advisers, the Board also considered the sub-advisory fee schedule paid to each Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Advisers charge to other clients, if any. In its review, the Board recognized that the compensation paid to each Sub-Adviser is the responsibility of the Adviser, not the Fund.

The Independent Board Members noted that the Fund had a net management fee and net expense ratio that were below its peer averages.

Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or NAM, such other clients may include retail and institutional managed accounts advised by NAM; investment companies offered outside the Nuveen family and sub-advised by NAM; foreign investment companies offered by Nuveen and sub-advised by NAM; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that NAM was an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NAM and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore, as applicable, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

The Board recognized that Intech was an unaffiliated sub-adviser. With respect to Intech, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients. The Independent Board Members noted that the Sub-Advisory Agreement with Intech, including the fees thereunder, was the result of arm’s length negotiations and the respective Sub-Adviser’s fees were reasonable in relation to the fees it assessed other clients.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

In addition to Nuveen, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). With respect to NAM, the Independent Board Members reviewed, among other things, such Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as such Sub-Adviser’s pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018. With respect to Intech, the Independent Board Members considered a profitability and margin analysis, generally including revenues, expenses and operating margins for its advisory services to the Fund for the calendar years 2019 and 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including NAM) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time. The Board, however, noted that the benefits for NAM when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although NAM may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of NAM to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients. The Board noted that Intech does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

II.	Approval of New Sub-Advisory Agreement with NAM

Subsequent to the approval of the Advisory Agreements at the May Meeting, the Board, which is comprised entirely of Independent Board Members, approved a new sub-advisory agreement with NAM (the “New Sub-Advisory Agreement”) to replace Intech, subject to shareholder approval. At a meeting held on June 25, 2020 (the “June Meeting”), the Board, including the Independent Board Members, approved the New Sub-Advisory Agreement and recommended that shareholders of the Fund approve such agreement. Although the 1940 Act requires that the Fund’s Advisory Agreements be approved by the in-person vote of a majority of the Independent Board Members, the June Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The June Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020 and June 19, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

The Board is responsible for determining whether to approve the Fund’s advisory arrangements, including sub-advisory arrangements. Following up to an initial two-year period, the Board must consider the renewal of a Fund’s advisory and sub-advisory agreements on an annual basis. As set forth in Section I, the Board performed its annual review of the current advisory and sub-advisory agreements of the Fund at the May Meeting and approved the continuance of (i) the Investment Management Agreement, (ii) the Sub-Advisory Agreement with Intech (the “Intech Sub-Advisory Agreement”) and (iii) the Sub-Advisory Agreement currently in effect between the Adviser and NAM (the “Current NAM Sub-Advisory Agreement”) pursuant to which NAM manages the option strategy (the “Option Strategy”) of the Fund (the Investment Management Agreement, Intech Sub-Advisory Agreement and Current NAM Sub-Advisory Agreement are referred to collectively as the “Current Advisory Agreements” and the Adviser, Intech and NAM are each a “Current Fund Adviser”). During its annual review,

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

the Board considered, among other things, the nature, extent and quality of services provided by each Current Fund Adviser; the fees and expenses of the Fund; the profitability of the Current Fund Advisers; any economies of scale with respect to the management of the Fund and whether they were shared with the Fund; any indirect benefits received by a Current Fund Adviser as a result of its relationship with the Fund; and the performance of the Fund. In considering performance, the Board considered factors that contributed to the Fund’s relative underperformance compared to its benchmark and steps the Adviser had taken or was considering taking to address performance issues. The Board noted that it would continue to monitor the Fund and evaluate proposals to enhance Fund performance. Accordingly, during meetings prior to the May Meeting and continuing thereafter, the Board considered various strategic proposals for the Fund including, among other things, terminating the Intech Sub-Advisory Agreement, modifying certain investment policies of the Fund with Intech remaining as the sub-adviser of the equity portfolio of the Fund (the “Equity Portfolio”), or approving the New Sub-Advisory Agreement with NAM pursuant to which NAM would replace Intech with respect to managing the Fund’s Equity Portfolio and continue to serve as the sub-adviser with respect to the Fund’s Option Strategy.

During these meetings, the Board evaluated the various strategic proposals, including considering various data comparing the proposed modified investment mandate of Intech with the proposed investment process of NAM with respect to managing the Equity Portfolio of the Fund. The Board considered, among other things, the past performance of the Equity Portfolio over various time periods; the portfolio construction process of Intech; the proposed changes to the investment mandate by Intech; the historic risk-return and tracking error data of the Fund compared to backtested pro forma risk-return and tracking error data for the Fund if the proposed modified investment mandate of Intech or proposed investment strategy of NAM had been employed over certain time periods; the applicable investment personnel of Intech and of NAM; the investment philosophy of Intech and of NAM; the past performance of the Fund’s Equity Portfolio over various periods compared to the backtested pro forma performance of the proposed modified investment strategy of Intech and proposed investment strategy of NAM; and information regarding the experience of the personnel of NAM with its proposed investment strategy for the Equity Portfolio. In its review, the Board recognized the inherent limitations in creating backtested pro forma performance data and that there would be no guarantee that any changes adopted by Intech or the proposed investment approach of NAM would enhance the performance of the Fund. Following its review, the Board approved the New Sub-Advisory Agreement at the June Meeting and recommended shareholders approve the New Sub-Advisory Agreement with NAM. The Board further approved certain investment policy changes that would be contingent upon shareholder approval of the New Sub-Advisory Agreement.

As NAM already serves as a sub-adviser to the Option Strategy of the Fund, the Board received materials regarding this Sub-Adviser in connection with its renewal of the Current Advisory Agreements at the May Meeting as noted above that would be relevant to the Board’s consideration of the New Sub-Advisory Agreement for the Fund. At the May Meeting, the Board had received materials addressing a variety of topics including, among other things, the services provided by NAM in managing the Option Strategy and the investment team responsible for such services; the performance of the Fund and, specifically, the performance of the Equity Portfolio; the Fund’s advisory and sub-advisory fees, including information regarding the fees that NAM charges to other clients; the profitability of NAM for its advisory activities; the potential for economies of scale, if any; and any indirect benefits the Adviser, NAM or their affiliates may receive as a result of their relationship with the Fund. In addition, prior to the June Meeting, the Board received information relating specifically to the New Sub-Advisory Agreement, including, among other things, information about the quantitative investment team within NAM who will be responsible for managing the Fund, the experience and background of the proposed portfolio managers, the investment philosophy of the investment team, the proposed changes to the Fund’s investment strategies, the experience of the investment team with the proposed approach for the investment strategy, the proposed sub-advisory fee arrangement and certain backtested pro forma performance data of the proposed investment strategy for the Fund.

In connection with its review of the New Sub-Advisory Agreement, the Board was advised by independent legal counsel. In addition, prior to the June Meeting, the Board Members had received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing advisory agreements. The Board’s decision to approve the New Sub-Advisory Agreement was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to approve the New Sub-Advisory Agreement and its conclusions.

A.	Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the services to be provided to the Fund under the New Sub-Advisory Agreement. The Board recognized that under the New Sub-Advisory Agreement, NAM would manage both the Option Strategy and the Equity Portfolio of the Fund. In this regard, the Board recognized that the portfolio manager currently managing the Option Strategy would continue to do so but under a different investment strategy. In addition, two new portfolio managers from the equity quantitative investment team of NAM would be responsible for managing the Fund’s Equity Portfolio.

With respect to the Equity Portfolio, the Board considered information regarding, among other things, the organization, experience and investment philosophy and process of the investment team and, more specifically, the experience and qualifications of the portfolio managers that would serve the Fund. The Board considered an analysis of NAM’s other quantitative investment strategies, including the investment team’s historic use of these strategies and/or underlying components thereof. Further, in its review of the New Sub-Advisory Agreement, the Board noted that the Adviser recommended the approval of the New Sub-Advisory Agreement and took into account the Adviser’s belief that the proposed sub-adviser change and related investment policy changes may provide an opportunity to enhance the Fund’s absolute and risk-adjusted returns. As indicated above, at the June Meeting and/or at other meetings held earlier in 2020, the Board reviewed information specifically relating to the proposed changes to the investment strategies that would be implemented if the New Sub-Advisory Agreement is approved by shareholders. In this regard, the Board noted that NAM would be implementing its own investment strategy with respect to the Equity Portfolio, that the Fund’s investable universe would be broader and that the Option Strategy would be based on the S&P 500 Index, rather than indexes correlated with the S&P 500 Index, such as the Russell 2000 Index in seeking to reduce certain risks.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement.

B.	Investment Performance.

In conjunction with its approval of the renewal of the Current Advisory Agreements at the May Meeting, the Board reviewed, among other things, the Fund’s performance over the quarter, one-, three- and five-year periods ending December 31, 2019 and ending March 31, 2020. The Board also reviewed the returns of the Equity Portfolio for the quarter, one-, three- and five-year periods ending December 31, 2019, as well as performance information reflecting the first quarter of 2020. The Board reviewed both absolute and relative Fund performance during the annual review over the various time periods. With respect to the latter, the Board considered Fund performance in comparison to the performance of peer funds and a recognized benchmark. The Board further considered the performance of the Fund attributed to each sub-adviser. The Board, however, recognized that such performance history of the Fund would reflect the Fund’s performance when Intech would have been sub-advising the Equity Portfolio of the Fund and NAM sub-advising the Fund’s Option Strategy and would have limited value if NAM replaces Intech to manage the Equity Portfolio and the changes in the Option Strategy are implemented.

In conjunction with its evaluation of the New Sub-Advisory Agreement, however, the Board was provided with performance information relating to certain equity investment strategies managed by the investment team, including the annualized one-, three-, five- and ten-year returns (to the extent available) as of April 30, 2020 and calendar year returns (to the extent available) for 2010 through 2019 and year-to-date return as of April 30, 2020 of these strategies. The Board, however, recognized that the performance was derived when the investment team was with Teachers Advisors, LLC, another sub-adviser affiliated with the Adviser, and Max Kozlov, a proposed portfolio manager to the Fund, was only recently appointed sole portfolio manager to certain of the strategies as of March 2020. The Board recognized that the Adviser considered the track record of these strategies relevant considering that the strategies employ some of the same underlying factors the investment team intends to employ in managing the Equity Portfolio of the Fund.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In addition, as noted above, in comparing the proposed modified strategy of Intech compared to the proposed investment strategy of NAM, the Board considered, among other things, pro forma performance information of the Fund as if the Equity Portfolio had been managed by NAM with no changes to the Option Strategy over various periods.

Based on its review, the Board concluded that the performance information supported approval of the New Sub-Advisory Agreement.

C.	Sub-Advisory Fees and Profitability.

The Board considered the sub-advisory fee to be paid by the Adviser to NAM under the New Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, the Adviser would pay NAM a management fee equal to 50% of the fees paid (net of applicable breakpoints, waivers and reimbursements) by the Fund to the Adviser under the Investment Management Agreement (the “Investment Management Fee”) given NAM’s expanded role under the New Sub-Advisory Agreement; no changes to the Investment Management Fee were proposed. The Board was aware that under the Current NAM Sub-Advisory Agreement and Intech Sub-Advisory Agreement, the Adviser pays NAM a management fee equal to 10.5263% of the Investment Management Fee and pays Intech a management fee based on a fee schedule that includes breakpoints for different levels of average daily net assets. The Board further was aware that as the Adviser pays the sub-advisers from the fee the Adviser receives from the Fund, the changes in the compensation to sub-advisers (i.e., a higher fee to NAM and the elimination of a fee to Intech) would not result in higher costs to the Fund but that Nuveen would benefit as the Adviser and its affiliate would retain the entire fee as opposed to paying a portion of the management fee to Intech. In addition, at the May Meeting, in conjunction with approving the renewal of the Current NAM Sub-Advisory Agreement, the Board considered the fee rates that NAM charges to certain other types of clients and the type of services provided to these other clients. Such other clients may include: retail and institutional managed accounts advised by NAM; investment companies offered outside the Nuveen family and sub-advised by NAM; foreign investment companies offered by Nuveen and sub-advised by NAM; and collective investment trusts sub-advised by NAM. The Board had concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company. In evaluating the New Sub-Advisory Agreement, the Board concluded that the proposed sub-advisory fee would be reasonable in light of the nature, extent and quality of services expected to be provided by NAM.

With respect to profitability, at the May Meeting, the Board considered the profitability of NAM from its relationships with the Nuveen funds. In this regard, the Board reviewed, among other things, NAM’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018. Based on a consideration of all the information provided, the Board noted that NAM’s level of profitability was acceptable and not unreasonable in light of the services provided; this conclusion did not change as a result of the New Sub-Advisory Agreement.

D.	Economies of Scale.

At the May Meeting, the Board considered whether there had been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale had been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including, among other things, breakpoints in the management fee schedule. In this regard, the Board was aware that, subject to certain exceptions, the management fee of the Adviser charged to the Nuveen funds (including the Fund) is generally comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule. The fund-level breakpoint schedule is designed to share economies of scale with shareholders if the fund grows and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when eligible assets in the complex pass certain thresholds, even if the assets of a particular fund are unchanged or have declined. With respect to closed-end funds such as the Fund, however, the Board has recognized that although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The Board recognized that the sub-advisory fee to be paid to NAM under the New Sub-Advisory Agreement (which, as noted above, will be paid by the Adviser) was equal to 50% of the Investment Management Fee and that the Investment Management Fee was based on fee schedules that included breakpoints (as described above).

Based on its review, taking into account the New Sub-Advisory Agreement, the Board concluded that the Fund’s fee arrangements would appropriately reflect economies of scale for the benefit of shareholders.

E.	Indirect Benefits.

The Board considered any indirect benefits that NAM or its affiliates may receive as a result of their relationship with the Nuveen funds. In this regard, the Board recognized that while NAM is an affiliate of the Adviser, Intech is not. Accordingly, the Board recognized that if the New Sub-Advisory Agreement is implemented, the Adviser and its affiliate, NAM, would be retaining all of the advisory fees applicable to the Fund.

In addition, in conjunction with its review of Current Advisory Agreements at the May Meeting, the Board noted that various sub-advisers (including NAM) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time. Further, the Board considered that although NAM may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of NAM to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients. In conjunction with its review of the Intech Sub-Advisory Agreement at the May Meeting, the Board recognized that Intech did not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on its review, taking into account the New Sub-Advisory Agreement, the Board concluded that any indirect benefits that may be received by NAM or its affiliates as a result of their respective relationships with the Fund were reasonable and within acceptable parameters.

F.	Conclusion.

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable and that the New Sub-Advisory Agreement should be approved and recommended to shareholders

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-F-0620D 1300434-INV-B-08/21

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule  30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 4, 2020